UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2002

Best Buy Co., Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

1-9595

41-0907483

(Commission File Number)	(IRS Employer Identification No.)

7075 Flying Cloud Drive Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 947-2000

N/A

(Former name or former address, if changed since last report.)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)                            Exhibits

The following is filed as an Exhibit to this Report:

Exhibit No.	Description of Exhibit

99

Press release issued by registrant on February 28, 2002. Any internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks.  Accordingly, no information in any of these internet addresses is included herein.

ITEM 9.           REGULATION FD DISCLOSURE.

Pursuant to Regulation FD, information is being furnished with respect to a discussion between an analyst and Best Buy Co., Inc. senior management on February 27, 2002, concerning its financial outlook for the fourth quarter of fiscal 2002.

The related press release issued February 28, 2002 is filed as Exhibit No. 99 to this Report.  Best Buy Co., Inc.’s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: February 28, 2002	By:	/s/ Darren R. Jackson
	Name:	Darren R. Jackson
	Title:	Senior Vice President — Finance, Treasurer and Chief Financial Officer